Investor Meeting
February 4, 2009

1

2

3

Agenda

4

Antonio M. Perez
Chairman & Chief Executive Officer

5

Key Messages

6

2008 – 2009:
Period of Unprecedented Economic Uncertainty

7

2009: Concentrate on the Controllables

8

2008 Was a Tale of Two Halves:
The First Half

9

2008 Shortfall Driven by Marketplace Changes:
The Second Half

10

Our Strategy:
Create a Competitive Advantage at the Intersection of Materials Science and Digital Imaging Science

11

Refocusing and Solidifying Digital Portfolio

12

Kodak Will Optimize the Product Portfolio to Weather the Storm

13

Strategic Review of Product Portfolio
2008 Revenue

14

Cash Generators
Strong Portfolio, Across All Segments, of Cash-Generating Annuity Businesses

15

Core Investments
Large, Sustainable Growth Potential

16

Transform
Align with Current Conditions

17

Creating Alternative Business Models

18

Kodak Will Enter 2010 Even Stronger

19

Key 2009 Plan Assumptions

20

2009 Key Financial Targets

21

2009 - 2012: Key Product Assumptions

22

2009 - 2012: Path to Target Business Model
High Margin Annuity Businesses

23

Target Business Model
Gross Profit Benefits from Increased Annuities and Improved Portfolio Mix

24

Key Messages

25

Mary Jane Hellyar
President Film, Photofinishing & Entertainment Group
Executive Vice President, Eastman Kodak Company

26

FPEG Key Messages

27

FPEG Portfolio

28

Entertainment Imaging Industry Trends

29 * Primary External Source for Box Estimates – boxofficemojo. com

Cinema Transition to Digital
Adoption Stalls with Economic Downturn

30 Primary External Sources: Screen Digest, D-Cinema Today

Color Print Film Continues as Preferred Format For Cinema Distribution

31 Primary External Sources: Screen Digest, D-Cinema Today

Kodak’s Origination Films Continue to be a Strong & Profitable Business

32

FPEG Cost Structure: Aligning with Top Line Trends

33

Phil Faraci
President and Chief Operating Officer

34

Maintaining Focus on Core Investment Areas
Breakthrough Technology and Strong Intellectual Property

35

Emphasis on Operational Improvements in Current Economic Environment

36

CDG Portfolio

37

Consumer Inkjet – Well Positioned
for the Future

38

Consumer Inkjet
Breakthrough Value Creation Opportunity

39

Consumer Inkjet Target Business Model

40

Consumer Inkjet – Solid Traction

41

Consumer Inkjet Marketing

42

GCG Portfolio

43

Stream-Based Inkjet Printing
Winning Value Proposition

44

Stream Technology
Unique Combination of Kodak’s Core Competencies

45

A Closer Look At Stream

46

Broad Applications for Stream

47

Stream Addresses Significantly More Pages

48

Capturing Market Opportunities
Through Inkjet Innovation

49

Stream Target Business Model

50

In Closing.....Strategic Value of Inkjet

51

Key Messages

52

Frank Sklarsky
Chief Financial Officer & Executive Vice President

53

Agenda

54

2008 Financial Results

55

2008 Financial Summary

56

Major Factors Impacting 2008 Cash Usage

57

2009 Priorities

58

2009 Priorities

59

2009 Key Assumptions

60

2009 Financial Summary

61

Maintain Steady Gross Profit
Percentage in 2009
Focus on Core Investments and Cost Reductions

62

Restructuring Summary

63

2009 Business Model

64

2009 Financial Target Highlights

65

2009 Operating Plan

66

Outlook for 2009 Taxes

67

2009 Intense Focus on Cash

68

2009 Cash Flow Plan

69

Debt Maturity Schedule
Minimal Debt Payment in 2009

70

Strong Cash Position

71

Target Business Model & Outlook

72

Key Planning Period Assumptions

73

Refocusing and Solidifying Digital Portfolio

74

2012 Business Model

75

Target Business Model

76

Key Takeaways

77

78


THEATRE
Independent

Kodak

CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Certain statements in these presentations may be forward-looking in nature, or "forward-looking statements" as defined in the United States Private Securities Litigation Reform Act of 1995. For example, references to the Company's expectations regarding the following are forward looking statements: ability to address the impact of the economic downturn; revenue, earnings/losses from continuing operations, gross profit, operating margins, taxes, SG&A and R&D; cash and cash flow; target business model, operating plans, and 2009 and planning period assumptions; employment reductions, costs, cash payments and savings under its restructuring program and other rationalization activities and cost reduction plans; portfolio actions and product rationalizations; the seasonality of its businesses; new product introductions; rate of digital substitution in Entertainment Imaging; Consumer Inkjet unit growth and profitability; and Stream inkjet profitability.

Actual results may differ from those expressed or implied in forward-looking statements. In addition, any forward-looking statements represent the Company's estimates only as of the date they are made, and should not be relied upon as representing the Company's estimates as of any subsequent date. While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, even if its estimates change. The forward-looking statements contained in these presentations are subject to a number of factors and uncertainties, including our successful:

- *execution of the digital growth and profitability strategies, business model and cash plan;*
- *alignment of the Company's cost structure to the new economic realities;*
- *execution of our restructuring and rationalization activities;*
- *implementation of the Company's plans to tighten its focus on its portfolio of investments;*
- *implementation of, and performance under, the debt management program, including compliance with the Company's debt covenants and the ability to obtain amendments to or waivers of these covenants, if necessary;*
- *development and implementation of product go-to-market and e-commerce strategies;*
- *protection, enforcement and defense of the Company's intellectual property, including defense of its products against the intellectual property challenges of others;*
- *execution of intellectual property licensing programs and other strategies;*
- *integration of the Company's businesses to SAP, the Company's enterprise system software;*
- *execution of the Company's planned process driven productivity gains;*
- *commercialization of the Company's breakthrough technologies;*
- *ability to accurately predict product, customer and geographic sales mix and seasonal sales trends;*
- *management of inventories, capital expenditures, working capital and cash conversion cycle;*
- *integration of acquired businesses and consolidation of the Company's subsidiary structure;*
- *improvement in manufacturing productivity and techniques;*
- *performance under the Company's share repurchase program;*
- *conclusion of the Company's goodwill and long-lived asset impairment analyses;*
- *improvement in supply chain efficiency and continued availability of essential components and services from concentrated sources of supply; and*
- *implementation of the strategies designed to address the decline in the Company's traditional businesses.*

The forward-looking statements contained in these presentations are subject to the following additional risk factors:

- *inherent unpredictability of currency fluctuations, commodity prices and raw material costs;*
- *competitive actions, including pricing;*
- *uncertainty generated by volatility in the financial markets and the ability of our customers to obtain financing;*
- *the nature and pace of technology evolution;*
- *changes to accounting rules and tax laws, as well as other factors which could impact the Company's reported financial position or effective tax rate;*
- *pension and other postretirement benefit cost factors such as actuarial assumptions, market performance, and employee retirement decisions;*
- *general economic, business, geo-political and regulatory conditions or unanticipated environmental liabilities or costs;*
- *the severity of the economic downturn and its effect upon customer spending;*
- *changes in market growth;*
- *ability to maintain adequate liquidity and financing sources and an appropriate level of debt;*
- *possible impairment of goodwill and other assets;*
- *continued effectiveness of internal controls; and*
- *other factors and uncertainties disclosed from time to time in the Company's filings with the Securities and Exchange Commission.*

Any forward-looking statements in this presentation should be evaluated in light of these important factors and uncertainties.

This Investor Meeting presentation, Eastman Kodak Company ("The Company") referenced certain non-GAAP financial measures including "1st Half Digital Revenue Growth", "Double-Digit Digital Revenue Growth", "Digital Revenue Target", "Traditional Revenue Target", "Segment Earnings Target", "Segment Earnings", "Cash Generation Before Dividends and Restructuring Target", "Cash Generation Before Dividends and Restructuring", "Cash Generation Before Dividends", "EBITDA Target" and "EBITDA Excluding Restructuring Target". The Company believes that these non-GAAP measures represent important internal measures of performance. Accordingly, where they are provided, it is to give investors the same financial data management uses with the belief that this information will assist the investment community in properly assessing the underlying performance of the Company, its financial condition, results of operations and cash flow on a year-over-year and quarter-sequential basis.

Kodak has prepared a reconciliation of these non-GAAP measures to the comparable GAAP measures. This additional information is attached as an appendix to the copy of this morning's presentation material which is posted in the Investor Center of Kodak's web site, Kodak.com.



To access this material, go to Kodak.com. From Kodak's home page click on "about Kodak" at the bottom left of the screen. Next, click on the "Investor Center" tab and choose the "Financial News & Events" link in the pull-down window.
Kodak
About Kodak
Investor Calendar
Presentation materials and appendix are listed on that page under "Past Events."

Antonio M. Perez, Chairman and CEO

Mary Jane Hellyar, President, FPEG

Phil Faraci, President and Chief Operating Officer

Frank Sklarsky, Chief Financial Officer


150
100




THEATRE
Independent

Kodak

- 2009 starts with a strong cash position and solid balance sheet
- We build upon stable, cash-generating businesses
- Our core investments are demonstrating traction in a tough economic environment
- Our core investments reflect breakthrough technology and differentiated, sustainable value propositions
- We will adapt the remaining portfolio to current economy
- Concentrate on the controllables
- Enter 2010 leaner and stronger

- **Digital revenues grew 10%**
  - **Four consecutive quarters of double-digit growth**
- **Traditional revenues in line with forecast**
  - **Entertainment Imaging stable – modest declines**
- **Introduction of innovative new products**
  - **Strong showing at drupa- Stream “star” of the show**
- **Solid cash position**
  - **Used IRS refund to accelerate core investments**
  - **Retired $250M of debt**

YOY Revenue



15%
10%
5%
0%
-5%
-10%
-15%
-20%
Q1
Q2
Traditional
Digital

	Goal
Traditional	**-14% to -12%**
Digital	**7% to 10%**
Total EK	**0% to 2%**

- Global retail markets collapsed
  - Price/mix pressures on consumer electronics
  - Held or improved key market positions
  - Consumer Inkjet grew in a declining industry
- Rapid decline in global print demand
  - Weak demand for equipment and consumables
  - Financed credit worthy customers
- Entertainment Imaging stable
  - Threat of industry labor actions

YOY Revenue



15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
Q1
Q2
Q3
Q4
Traditional
Digital

Earnings Diminished

↓

Accelerated Cost Reductions

- Balanced portfolio of Commercial & Consumer digital imaging applications
- Higher margin driven by recurring consumables
- Capture opportunities in large market transformations


DIGITAL IMAGE SCIENCE
Kodak
MATERIALS SCIENCE

Current economic conditions require focusing our investments

Digital

GCG
Graphic Communications Group



- Enterprise Solutions
- Inkjet Printing Solutions
- Electrophotographic Printing Solutions
- Prepress Solutions
- Document Imaging

2009 Revenue: $3B

CDG
Consumer Digital Group



- Inkjet Systems
- Digital Capture and Devices
- Retail System Solutions
- Consumer Imaging Services

2009 Revenue: $3B

Traditional

FPEG
Film, Photofinishing, & Entertainment Group



- Entertainment Imaging
- Film Capture
- Aerial and Industrial Markets
- Traditional Photofinishing
- Graphic Arts Film

2009 Revenue: $2B

2008 Revenue

$6B **Cash Generators – Profitable and sustainable**

$1B **Core Investments – Large, sustainable growth potential**

$2B **Transform - Improve margins, maximize cash or partner**



$1B
Consumer Inkjet
Commercial Inkjet (Stream)
Enterprise Solutions
Cash Generators
Core Investments
Transform
$6B
Prepress Solutions
Document Imaging
Digital Capture & Devices
Retail System Solutions
Entertainment Imaging
$2B
Film Capture
Traditional Photofinishing
Graphics Arts Film
Image Sensors
Kodak Gallery
Electrophotographic Printing
OLED

	GCG		CDG		FPEG
	Prepress Solutions	Document Imaging	Digital Capture & Devices (Includes IP Licensing)	Retail System Solutions	Entertainment Imaging
					
Growth	Track GDP	Track GDP	Innovative new products Strengthening Intellectual Property Licensing	Greater than GDP	Modest decline
Market Position	Market leader	Top 3	Top 3	Market leader	Market leader
Relative Profitability	Corporate average	Better than corporate average	Better than corporate average	Better than corporate average	Better than corporate average


Enterprise Solutions
Consumer Inkjet
Stream

- Large market opportunity >$100B
- Breakthrough technologies & strong IP
- Differentiated value proposition

We are creating high margin annuity businesses

Exit	Maximize Short-term Cash	Reposition
Qualex	Color Paper	Image Sensors
	Consumer Film	Kodak Gallery
	Graphic Arts Films	Electrophotographic Printing
		OLED

We are taking actions to extract the maximum value from these products and technologies

	Assets	Options
Image Sensors	▪ Profitable CCD business ▪ Intellectual property ▪ CMOS know-how	▪ Joint venture ▪ Partner/Alliance ▪ Licensing program
Kodak Gallery	▪ Large installed base ▪ Powerful brand ▪ Strong network IP	▪ Form alliance ▪ Expand to social network ▪ Expand advertising & merchandising
Electrophotographic Printing	▪ Leadership position in high volume color ▪ Reliability leader ▪ Breakthrough toner technology	▪ Segmentation ▪ Partner/Alliance ▪ Licensing program
OLED	▪ Intellectual property ▪ Know-how	▪ Licensing program ▪ Partner

- **Cash Generators**
  - **Margin improvement, including cost reductions**
  - **Strengthen IP licensing**
- **Core Investment**
  - **Continued investment in core strategy**
  - **Align consumer inkjet distribution to optimal customer profile**
- **Transform**
  - **Drive margin improvements**
  - **Partnering to lower risk/Achieve scale**
  - **Modify business model**
- **Reduced cost across all segments**


Segment Earnings
1000
500
0
-500
-1000
2008
2009
2010
2011
2012
Cash Generators
Core Investments
Transform

- **Weak economic climate continues**

- **2009 mirrors second half of 2008**

- **Cost reductions in progress, most completed by the end of Q2 2009**

Planning for constrained demand in 2009;
Ready for growth when it comes

Revenue Decline	Digital	-6% to -12%	-12% to -18%
	Traditional	-25% to -30%	

Segment Earnings	$0 – $200M
Cash Generation before dividends & restructuring	$75M – $325M

Wide variability due to uncertain economic environment
2009 Priority: Cash positive before restructuring and dividends



Digital Capture & Devices has modest growth



Retail System growth driven by conversion to dry mini labs



Entertainment Imaging has modest declines



Prepress Solutions and Document Imaging track GDP



Consumer Inkjet gains share; breaks even during 2011



Stream Press marketplace entrance moves up to early 2010



Enterprise Solutions achieves breakeven during 2009

- **Cash Generators**
  - Growth returns when economy recovers
  - Growth in low-single digits
  - Remain stable profitable cash generators
- **Core Investments**
  - Innovative products drive high growth
  - Shift from investment mode to profit generators
  - Mix shifts to high margin annuities
- **Transform**
  - Continued margin improvements through cost reductions
  - Improve profitability through product rationalization
  - Partnerships lower risk/Achieve scale



Gross Profit
SG&A
R&D
Segment Earnings
26%
17%
5%
3%
23%
17%
6%
< 1%
22% - 23%
16% - 17%
5%
0%-2%
24% - 25%
15% - 16%
5%
4%
26%
15%
5%
6%
27% -28%
14% - 15%
5%
8%
2007
2008
2009
2010
2011
2012

- **2009 starts with a strong cash position and solid balance sheet**
- **We build upon stable, cash-generating businesses**
- **Our core investments are demonstrating traction in a tough economic environment**
- **Our core investments reflect breakthrough technology and differentiated, sustainable value propositions**
- **We will adapt the remaining portfolio to current economy**
- **Concentrate on the controllables**
- **Enter 2010 leaner and stronger**


150
100




THEATRE
Independent

Kodak

- **Strong cash generation continues for 2009-2012**
  - Across the portfolio
  - On-going improvements in working capita



  - Operating margins stabilize at 6% - 8% by end of period
- **Continued focus on aggressive cost reductions**
  - Streamlined, platformed product portfolio
  - Leveraged operational efficiencies
  - Targeted and lower go-to-market cost



- **Solid profit outlook continues for Entertainment Imaging**

Unit	Entertainment Imaging	Traditional Photofinishing	Film Capture	Other Film Products
Portfolio	Capture, Print, & Intermediate Films, Digital Services & Cinema  VISION3 500T/5219	Color Paper, Chemistry  	Consumer Roll Film, Single Use Cameras, Professional Film  PORTRA PORTRA 400VC	Graphics Arts Film, Aerial Film, PCB Film, Mfg Services 
Revenue 2009	$1.0	$0.7	$0.5	

Note: $0.5 is shown as the combined revenue of Film Capture and Other Film Products.

A Portfolio of Solid Cash-Generating Businesses

- Several key industry metrics showed strength in 2008*
  - Global box office grew at an estimated 5%
  - U.S. box office held roughly even with last year's record
- Economy and U.S. labor actions significantly impacted 2008
  - Feature film production slowed mid-year
  - TV production soft in Q1 due to writers' strike
  - Production of commercials declined with economic downturn
- Things to watch in 2009
  - Impact of labor contract resolution
  - Economic impact on production and distribution



14000
12000
10000
8000
6000
4000
2000
0
# of Digital Screens
Actual
Original 2008 Forecast
12%
8%
2005
2006
2007
2008



2008 Base Case
2009 Base Case
60%
50%
40%
30%
20%
10%
0%
% Digital Screens
2004
2006
2008
2010
2012

- 2008 Base Case: Driven by 3D optimism
- 2008 Actual: Significantly lower than forecast due to tight credit markets



100%
80%
60%
40%
20%
0%
% Digital Screens
2007
2008
2009
2010
2011
2012
Base Case: Industry Forecast

- Impact of digital on print film market remains small
- Kodak color print film has a strong, stable share
- Roughly 8% of worldwide 1st run screens digital at end of 2008, up from 7% in 2007

Print film will continue to be a solid cash generator throughout the planning period

Origination Film Substitution


Base Case
% Digital Displacement
50%
40%
30%
20%
10%
0%
2007
2008
2009
2010
2011
2012

- **Digital substitution rates vary significantly by geography & production segment**
- **Many “on set” digital workflow and data management issues remain**
- **Industry likely to take measured approach to adoption**

- Continue moving to a more variable cost model


Kodak
Kodak

- Leverage all silver halide technologies to achieve economies of scale
  - Product platforming
  - Optimized manufacturing asset utilization



- Create tighter go-to-market linkage between film and paper



- Sharpen focus on “winning” customers & key products

FPEG will continue to be a solid cash generator over the planning period


THEATRE
Independent

Kodak

- Strong traction from Consumer Inkjet business
- Commercial Inkjet (Stream) moving forward as planned
- Recent workflow acquisitions strengthen the value proposition within Enterprise Solutions





- **Consolidating back-office operations**
- **Significant reduction in administrative cost across all segments**
- **Product / SKU simplification**
- **Consolidation of equipment manufacturing**
- **Focusing on core investments**

Enter 2010 with cost structure aligned with new top line

Unit	Digital Capture and Devices	Retail System Solutions	Inkjet Systems	Imaging Sensors	Consumer Imaging Services
Products	Digital cameras, IP, Frames & imaging appliances, Mobile, Imaging accessories 	Retail kiosks, dry labs, service products 	Desktop inkjet printers, inks, and papers 	CMOS & CCD sensors, modules 	Web merchandise and services Kodak Gallery  Love more, spend less.
Product Position	Cash Generator	Cash Generator	Core Investment	Transform	Transform
Revenue 2009	$2B	$0.5B	←	$0.5B	→

Creating High Margin Annuity Businesses for Consumers

- Printer price premium


15% - 35%
HIGHER

- Message resonates in tough economic environment

- Breakthrough value proposition
  - 2x industry connect with high-use consumers
  - 50% color cartridge mix
  - 8 cartridges used per year, well above industry average



- **A winning value proposition**
  - **Document quality and durability**
  - **Lab quality photos**
  - **Easy to use**
  - **Unique consumables value pricing**
- **Delivered by Kodak Technology**
  - **MEMS printhead**
  - **Pigment inks**
  - **Micro-porous papers**
  - **Color, image and materials science**



Focus on attracting the most profitable customers



TARGET
Annual Page Volume
5,500
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Percentile:
0-20%
20-40%
40-60%
60-80%
80-100%
Photo Prints
Mixed Text & Color Graphics
Black Documents


Ink
High
Double Digits
Paper
Double
Digits
Hardware
Single Digits
SG&A
Teens
EFO
R&D
High Single /
Low Double
Digits

Revenue Mix Objective

40% Blended Gross Margin

Operating Expense Structure

15% EFO

Consumer Inkjet to breakeven during 2011

	2007	2008	2009 Outlook
Portfolio			Broader
Sales		Market Down 5%	>2X installed base
Sell-in	520K	780K	
Sell-through	320K	730K	
Installed base	320K	1,050K	
Distribution	Established footprint U.S./EAMER	Expanded geographically Added accounts	Add/Refocus accounts Focus on velocity



				Digital Printing	
Unit	Prepress Solutions	Document Imaging Solutions	Enterprise Solutions	Inkjet Printing Solutions	Electrophotographic Solutions
Products	• Plates • Platesetters • Flexographic Solutions • Proofing Solutions 	• Production Scanners • Distributed Scanners • Capture Software & Solutions 	• Production Workflow • Collaboration Workflow • Production Controls • Security Solutions • Unified Workflow 	• Imprinting Solutions • High Volume Roll-Feed Color Presses 	• B&W Production Printers • Color Production Presses 
Product Position	Cash Generator	Cash Generator	Core Investment	Core Investment	Transform
Revenue 2009	$1.8B	$.4B	←	$.7B	→

Winning Solutions in the Conversion to Digital Print

Quality
Offset quality

Throughput
Offset-compatible



Cost
Competitive with offset printing

Workflow
Digital efficiency, lean inventory, short cycle times, variable print

Flexibility
- Coated and uncoated, commercial substrates
- Broad applications from commercial print to packaging

Smaller drops


tex
tex

Higher resolution



Kodak's inks



Color and workflow



Media




Stream Concept Press

KODAK Stream Inkjet Technology


• Color
CRM
Print Service Provider
Consolidation
Data Print
• Transactions
Statements
TransPromo
Direct mail
Commercial
• Direct mail
Catalogs
Inserts
• Shorter run
lengths
CRM
Variable data print
• Shorter run lengths
Distributed printing
Targeted advertising
Publishing
• Books
Magazines
Newspapers
Packaging
• Corrugates
Folding
cartons &
labels
• Localization
Inventory reduction


Current digital print technologies lack the cost advantage and throughput
1-2T 2008
3-4T additional by 2015
Stream enables more offset pages to move to digital
Traditional Offset Pages
74 Trillion Pages


2009
2010
2011…
Drive Digital Print in Commercial and Publishing
Stream Print Head
Imprinting
Laser print quality
Stream Press
Offset class on
commodity papers
<$0.01 cost/page
Extend into New Applications
Publishing
Books
Newspaper
Packaging
Labels
Folding Cartons
Sheet-fed


Hardware
Consumables
Service
SG&A
EFO
R&D

Revenue Mix Objective

40%-45% Blended Gross Margin

Operating Expense Structure

12%-15% EFO

Focus on hardware placement and breakeven during 2012



Frank Romano

Professor Emeritus
School of Print Media
Rochester Institute of Technology

- Tightly focusing on core investments
  - Consumer Inkjet
  - Stream
  - Workflow
- Key technologies are resonating with customers in spite of challenged economy
- 2009 – Caution, tight financial control
  - Ready to grow with improving economy
















THEATRE
Independent

Kodak

2008 Financial Results

2009 Priorities

Aligning to External Realities

Financial Strength to Fund Core Strategy

Target Business Model & Outlook


150
100








THEATRE
Independent

Kodak

	2007	2008
Revenue	$10.3B	$9.4B
(As a % of revenue):		
Gross Margin	26%	23%
SG&A	17%	17%
R&D	5%	6%
Segment Earnings	3%	<1%

– Market declines

– Negative price/mix impacts

– Higher commodity costs

+ Reduction in SGA/OPEB costs

+ Lengthened asset useful lives

+ Held or improved market share

Rapid second half downturn in external environment had a significant impact on overall 2008 performance

	2007*	2008*
Cash Generation *before dividends*	$477M	($5M)
Cash Generation *before dividends & restructuring*	$923M	$138M

– Revenue declines due primarily to external environment

– Gross profit declines due to volume, price/mix, commodity cost pressures

– Lower cash from intellectual property arrangements, partially timing

– Lower proceeds from asset sales due to credit environment

+ Continued progress on working capital

+ Discipline over capital spending

+ Lower restructuring payments

Maintained a strong cash position; Ended the year with >$2.1B

*2007 includes proceeds of $158M from sale of business; 2008 includes IRS refund of $575M

Align cost structure with external economic realities and new revenue forecast

Fund core investments

Consumer Inkjet

Stream

Workflow

Transform portfolio

Drive positive cash flow before dividends and restructuring

- Weak economic climate will continue well into 2009; ready to grow when market recovers
- Unfavorable first half seasonality driven by weak economy
- Cost reduction actions in process; majority completed by end of first half 2009
- Exchange rate volatility expected to continue, particularly given uncertainty around the size and impact of the economic stimulus in U.S. and overseas
- Commodity prices have recently moderated; some hedges in place, greater benefits in second half

	2008	2009
Revenue	**$9.4B**	**$7.7B - $8.3B**
(As a % of revenue):		
Gross Margin	**23%**	**22% - 23%**
SG&A	**17%**	**16% - 17%**
R&D	**6%**	**5%**
Segment Earnings	**<1%**	**0% to 2%**

Cost structure planned around conservative revenue forecast; Earnings improvement driven by better mix and cost reductions

Impact on Gross Profit:

Weak Global Demand	–
Product Portfolio & Mix Management	+
Manufacturing/Purchasing Productivity & Raw Material Costs	+
Currency Volatility	+/–

	2008	2009	2010
Restructuring Charges	**$149M**	**$250M - $300M**	**Minimal**
Corporate Cash Payments, ***including prior year carryover***	**$143M**	**$225M - $275M**	**$20M - $40M**

Q4 2008 Rationalization Actions and 2009 Restructuring Program

- **3,500 – 4,500 Global Workforce Reduction in 2009**
- **Annual Savings of $300M - $350M → Quick Payback**

	Digital CDG & GCG	Traditional FPEG	Total
Revenue Change	**-6% to -12%**	**-25% to –30%**	**-12% to -18%**
(As a % of revenue): **Gross Margin**	**23% - 24%**	**21%**	**22% - 23%**
SG&A	17% - 18%	14% - 15%	16% - 17%
R&D	6%	1% - 2%	5%
Segment Earnings	**-2% to 2%**	**5%**	**0% - 2%**

			2009
Total Revenue			**$7.7B - $8.3B**
Segment Earnings			**$0 – $200M**
GAAP Loss from Continuing Operations			**($400M) – ($200M)**
	Add:	Interest, Net	60
		Taxes	60 – 90
		Depreciation & Amortization	475
EBITDA			**$200M - $400M**
EBITDA, ***excluding Restructuring***			**$475M - $675M**
Cash Generation ***before Dividends & Restructuring***			**$75M - $325M**

(in $M, except share count)

Segment Earnings	**$0 – $200**
Other Income (Expense)	**$10**
Restructuring	**($300) – ($250)**
Loss from Continuing Operations Before Interest,Net, Other Income (Charges), Net and Income Taxes	**($265) – ($65)**
Interest, Net	**($60)**
Loss from Continuing Operations Before Income Taxes	**($325) – ($125)**
Income Tax	**($60) – ($90)**
GAAP Loss from Continuing Operations	**($400) – ($200)**
2008 Ending Share Count	**268M**

- Improved segment earnings
- Continued improvements in working capital
- Strict discipline over capital spending
- Incremental proceeds from asset sales
- Continue Intellectual Property licensing



Driving positive cash flow before dividends & restructuring

(in $M)	
GAAP Loss From Continuing Operations	**($400) – ($200)**
Depreciation & Amortization	475
Working Capital	100
Restructuring payments	**(275) – (225)**
Other – ***Add back Restructuring charges, Net pension/OPEB payments, other***	**(25) - 25**
Net Cash Provided from Operating Activities – Continuing Operations	**($125) - $175**
Capital Expenditures	**(225)**
Proceeds	**150**
Cash Generation before Dividends	($200) - $100
Cash Generation before Dividends and Restructuring	$75 - $325


($M)
750
500
250
0
$620M*
$575M
$45M
$552M
$50M
$43M
$40M
9/1/09
2009
2010
2011
2012
2013+

* $575M convertible bond maturing 2033; October 2010 is first put/call date

($M)	
Resources:	2009
Beginning 2009 Cash Balance	**$2,145**
Cash Generation before Dividends & Restructuring	**$75 - $325**
Sub-Total	**$2,220 - $2,470**
Capital Allocation:	
Restructuring	**$275 - $225**
Dividends	**$135**
Debt Maturities	**$50**
Target Cash Balance	$1,000
Cash Cushion Provides Flexibility	$760 - $1,060


150
100




THEATRE
Independent

Kodak

CDG

- Digital Capture & Devices – modest growth
- Consumer Inkjet – achieve targeted installed base with high mix of consumables
- Retail Systems Solutions - maintain Kiosk/Dry Lab leadership, stable margins through very high mix of consumables



GCG

- Prepress Solutions - simplified cost structure, stable commodities, improved margins
- Stream – early 2010 intro, fast ramp-up, achieve breakeven in 2012
- Enterprise Solutions – drive scale and integrated solutions



FPEG

- Entertainment Imaging - modest revenue declines offset by cost reduction; maintains attractive profitability
- Traditional Photofinishing business – continued cash contributor




GCG
FPEG
CDG

2009
$7.7B - $8.3B


FPEG
GCG
CDG

2012
$8.7B - $9.3B

3 Year CAGR 2009 – 2012

CDG & GCG = +8% to +10%

FPEG = -14% to -12%

Total = 4%

	Digital CDG & GCG	Traditional FPEG	Total
Revenue	$7.4B - $7.8B	$1.3B - $1.5B	$8.7B - $9.3B
(As a % of revenue): **Gross Margin**	28% - 29%	20% - 21%	27% - 28%
SG&A	14% - 15%	12% - 13%	14% - 15%
R&D	5% - 6%	1%	5%
Segment Earnings	8% - 9%	6% - 8%	8%

	2008		
Total Revenue	$9.4B	3 Year CAGR '09 – '12	4%
Digital Revenue	$6.4B	3 Year CAGR '09 – '12	8% to 10%



Gross Profit
SG&A
R&D
Segment Earnings
26%
17%
5%
3%
23%
17%
6%
<1%
22% - 23%
16% - 17%
5%
0% - 2%
24% - 25%
15% - 16%
5%
4%
26%
15%
5%
6%
27% - 28%
14% - 15%
5%
8%
2007
2008
2009
2010
2011
2012

Unprecedented economic environment

Improved profitability driven by better mix, higher annuities, lower costs

Tightly focusing investments in core portfolio

Strong cash position and solid balance sheet provide financial flexibility